Exhibit 10.2         Execution Version
Sixth Amendment to Second Amended and Restated Credit Agreement

This Sixth Amendment to Second Amended and Restated Credit Agreement (this “Sixth Amendment”), dated as of October 22, 2026 (the “Sixth Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”), each of the Lenders, and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
Section 1.A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
Section 2.B.    The parties hereto desire to enter into this Sixth Amendment to, among other things, (i) evidence the increase of the Aggregate Elected Commitment Amounts and Borrowing Base from $275,000,000 to $290,000,000 effective as of the Sixth Amendment Effective Date and (ii) amend the Credit Agreement as set forth in Section 2 hereof, in each case to be effective as set forth herein and subject to the terms and conditions set forth herein.
Section 3.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms.
1.1Each capitalized term which is defined in the Credit Agreement but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended as follows:
2.1Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in the appropriate alphabetical order the following definitions which shall read in full as follows:
Section 3.“Sixth Amendment” means that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of the Sixth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

LEGAL_AMERICAS # 602840492.7 52975.00038

Section 4.“Sixth Amendment Effective Date” means October 22, 2026.
4.1Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:
Section 5.“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, any Fee Letter, the Letters of Credit, the Security Instruments and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.
Section 6.“Term SOFR Adjustment” means a percentage equal to 0.00% per annum.
6.1Amendment to Applicable Margin Definition. The “Utilization Grid” in the definition of “Applicable Margin” as set forth in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Utilization Grid
Utilization Percentage	≤ 25%	> 25% but ≤ 50%	> 50% but ≤ 75%	> 75% but ≤ 90%	> 90%
SOFR Loans	2.500%	2.750%	3.000%	3.250%	3.500%
ABR Loans	1.500%	1.750%	2.000%	2.250%	2.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

6.2Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. Immediately after giving effect to this Sixth Amendment, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (immediately after giving effect to this Sixth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Sixth Amendment) of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Sixth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (immediately after giving effect to this Sixth Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon the written request by any applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender under Section 5.02 of the Credit Agreement (as in effect immediately prior to the Sixth Amendment Effective Date) as a result of the reallocation of the Loans and the other adjustments described in this Section 2.4.

LEGAL_AMERICAS # 602840492.7 52975.00038

Section 7.Increase of Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders party hereto agree that the Borrowing Base is hereby increased from $275,000,000 to $290,000,000, and the Borrowing Base shall remain at $290,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about October 1, 2026 for purposes of Section 2.07(b) of the Credit Agreement. This Sixth Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 3.
Section 8.Increase of Aggregate Elected Commitment Amounts. Pursuant to Section 2.06 of the Credit Agreement, the Borrower has notified the Administrative Agent of its election to increase the Aggregate Elected Commitment Amounts by $15,000,000. Promptly following receipt of such notice, the Administrative Agent advised the Lenders of the contents thereof. The Borrower hereby represents and warrants to the Lenders that after giving effect to such increase of the Aggregate Elected Commitment Amounts, the total Revolving Credit Exposure will not exceed Aggregate Elected Commitment Amounts. Accordingly, the Aggregate Elected Commitment Amounts, which, prior to giving effect to this Sixth Amendment, were $275,000,000, are hereby increased by $15,000,000, so that after giving effect to this Sixth Amendment, the Aggregate Elected Commitment Amounts shall be $290,000,000 in accordance with the Applicable Percentages set forth on Annex I attached hereto. The parties agree that, notwithstanding anything to the contrary in the Credit Agreement, this Sixth Amendment shall suffice to effectuate such increase in the Aggregate Elected Commitment Amounts without any requirement that any other notices or certificates be delivered.
Section 9.Conditions Precedent to Sixth Amendment. The effectiveness of this Sixth Amendment is subject to the conditions precedent set forth in this Section 5:
9.1Signature Pages. The Administrative Agent shall have received executed counterparts of this Sixth Amendment from the Credit Parties and each of the Lenders.
9.2Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including for the account of each Sixth Amendment Increasing Lender (as defined below) party to this Sixth Amendment, upfront fees in an amount equal to 30 basis points (0.30%) for each such Sixth Amendment Increasing Lender on the amount of such Sixth Amendment Increasing Lender’s Increased Commitment (as defined below), and the Borrower hereby agrees to pay such upfront fees. As used herein, “Sixth Amendment Increasing Lender” means each Lender whose Commitment after giving effect to Section 2.4 and Section 4 exceeds such Lender’s Commitment immediately prior to the effectiveness of this Sixth Amendment, and “Increased Commitment” means the amount of such excess.
9.3Other. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 10.Miscellaneous.
10.1Confirmation and Effect. The provisions of the Credit Agreement (as amended hereby) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver

LEGAL_AMERICAS # 602840492.7 52975.00038

of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
10.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (c) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (d) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Sixth Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and (e) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Sixth Amendment, no Event of Default exists.
10.3Counterparts; Electronic Execution.
(a)This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Sixth Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
10.4No Oral Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LEGAL_AMERICAS # 602840492.7 52975.00038

10.5Governing Law. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
10.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
10.7Severability. Any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
10.8Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
[Signature Pages to Follow]

LEGAL_AMERICAS # 602840492.7 52975.00038

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:    VITESSE ENERGY, INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
GUARANTORS:    VITESSE ENERGY, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
VITESSE OIL, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer
VITESSE OIL, INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

PETROSHALE (US), INC.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

VITESSE HOLDING CORP.,
a Delaware corporation
By:    /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

By:    _/s/ Josua Holcomb____________________
Name:     Joshua Holcomb
Title:      Associate

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title: Managing Director
[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BOKF, NA,
as a Lender
By:    /s/ Benjamin H. Adler
Name:    Benjamin H. Adler
Title: Senior Vice President

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jason Groll
Name:    Jason Groll
Title:    Director
[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender
By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Chris Douglas
Name:    Chris Douglas
Title: Senior Vice President

[Signature Page to Sixth Amendment to
Second Amended and Restated Credit Agreement –
Vitesse Energy, Inc.]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	20.689655172%	$60,000,000.00	$103,448,275.86
Fifth Third Bank, National Association	23.448275862%	$68,000,000.00	$117,241,379.31
BOKF, NA	14.482758621%	$42,000,000.00	$72,413,793.10
Bank of America, N.A.	13.103448276%	$38,000,000.00	$65,517,241.38
Capital One, National Association	13.103448276%	$38,000,000.00	$65,517,241.38
Zions Bancorporation, N.A. dba Amegy Bank	9.655172414%	$28,000,000.00	$48,275,862.07
U.S. Bank, National Association	5.517241379%	$16,000,000.00	$27,586,206.90
Total	100.000000000%	$290,000,000.00	$500,000,000.00

Annex I